UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2019

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2019, Reliance Steel & Aluminum Co. (the “Company”) announced that Jeffrey W. Durham, age 56, had been promoted to the position of Senior Vice President, Operations, effective immediately.  As Senior Vice President, Operations, Mr. Durham’s responsibilities will include overseeing the operations of a number of the Company’s subsidiaries and divisions.  Mr. Durham will to report to James D. Hoffman, the Company’s President and Chief Executive Officer.

Since 2014, Mr. Durham has served as Vice President, Merchandising at Earle M. Jorgensen Company (“EMJ”), a Company subsidiary.  Mr. Durham joined EMJ in 1985 and has held various leadership roles in sales, general management and purchasing, and was also responsible for the opening of EMJ’s Malaysia operation.

As Senior Vice President, Operations, Mr. Durham will receive an annual base salary of $450,000 and will be eligible to receive an annual non-equity incentive plan award with a target award of 150% of his base salary. Mr. Durham will also be eligible to receive annual equity compensation awards as determined by the Compensation Committee of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Durham and any other persons pursuant to which he was appointed as Senior Vice President, Operations. Additionally, there are no transactions involving the Company and Mr. Durham that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company making the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated January 16, 2019.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated January 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: January 16, 2019	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary